UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

CEVA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, California 95110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 514-2900

Item 12.    Results of Operations and Financial Condition.

On January 27, 2004, CEVA, Inc. announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC. (Registrant)

Date: January 27, 2004	By:	/s/ CHET SILVESTRI

Name: Chet Silvestri Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 27, 2004.